UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2023

Whirlpool Corporation

(Exact Name of Registrant as specified in its charter)

Delaware	1-3932	38-1490038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan 49022-2692

(Address of Principal Executive Offices) (Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange and New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On February 20, 2023, as part of its periodic review of corporate governance matters, the Board of Directors (the “Board”) of Whirlpool Corporation (the “Company”) approved and adopted amendments to the Company’s By-laws (as so amended and restated, the “By-laws”), which became effective immediately (the “By-law Amendments”). The By-law Amendments make the Company’s By-laws more consistent with current practice for Delaware corporations of similar size.

Among other things, the By-law Amendments:

•	eliminate the requirement that a list of stockholders be made available during each stockholder meeting;

•	revise the procedures and disclosure requirements in connection with a stockholder’s request to call a special meeting;

•	clarify the power of the Chairman of the Board (or other chair of the meeting) to adjourn a stockholder meeting;

•

make certain updates to the procedures and disclosure requirements in the advance notice and proxy access By-law provisions for director nominations made and business proposals submitted by stockholders (other than proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended), and clarify the requirements for a stockholder and nominee to be eligible for proxy access;

•

address the adoption by the U.S. Securities and Exchange Commission of “universal proxy” rules and related requirements (the “Universal Proxy Rules”), including (1) to require certification of compliance with the Universal Proxy Rules, (2) provide that a stockholder nomination will be deemed null and void if the nominating stockholder fails to comply with the Universal Proxy Rule, and (3) address the color of proxy cards reserved for use by the Board;

•	clarify the Board’s authority to delegate to committees, and remove certain details on specific committees that are or will be addressed in the applicable committee charters;

•	update and clarify the officer titles of the Company, and clarify the process for the appointment and removal of certain officers; and

•

add an exclusive forum provision providing that unless the Company consents in writing to the selection of an alternative forum, a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware) shall be the sole and exclusive forum for certain legal actions and proceedings.

The By-law Amendments also include other conforming, technical and ministerial changes.

The foregoing description of the By-law Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

3.1	By-laws of Whirlpool Corporation (as of February 20, 2023)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

/s/ Bridget K. Quinn
By:	Bridget K. Quinn
Deputy General Counsel and Corporate Secretary

Dated: February 21, 2023